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                                                                 EXHIBIT 10.(u)


                               GUARANTY OF PAYMENT


         THIS GUARANTY OF PAYMENT (this "Guaranty"), dated as of March 24, 1999, is given by:

         FRUIT OF THE LOOM, INC. ("Fruit of the Loom"), a Delaware corporation, its Material Domestic Subsidiaries (as defined below) and its parent holding company, Fruit of the Loom, Ltd., a Cayman Islands company (the "Parent") (collectively with Fruit of the Loom, "the Guarantors") to:

         NATIONSBANK, N.A., a national banking association, in its capacity as Administrative Agent (the "Administrative Agent") for the Lenders party to the Credit Agreement referred to below, for the benefit of:

         WILLIAM FARLEY as the Borrower (the "Borrower") under that certain Credit Agreement dated as of the date hereof among the Borrower, the Administrative Agent, CREDIT SUISSE FIRST BOSTON as Syndication Agent and the Lenders party thereto (as amended, modified, extended, renewed, restated or replaced from time to time, the "Credit Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Lenders have been requested to enter into the Credit Agreement and to make available to the Borrower a revolving credit facility and letter of credit subfacility (collectively, the "Credit Facility") in the maximum aggregate principal amount of $65 million;

         WHEREAS, the Guarantors will benefit if the Borrower enters into the Credit Agreement because the Guarantors have or may have interests, directly or indirectly, in the transactions to be funded (or refinanced) with the proceeds of the Credit Facility; and

         WHEREAS, the Agents and the Lenders have required that the Guarantors execute and deliver this Guaranty as a condition precedent to entering into the Credit Agreement and the other Credit Documents referred to therein;

         NOW, THEREFORE, in consideration of the Lenders' agreement to make the Credit Facility available to the Borrower, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to the Lenders, their successors and assigns, the prompt and full payment of the Obligations as more fully set forth below.

         SECTION 1.        DEFINITIONS.

         All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require, and words in the singular include


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the plural and words in plural include the singular. As used herein, the following terms shall have the corresponding meanings set forth below:

         "Domestic Subsidiary" means each direct and indirect Subsidiary of Fruit of the Loom that (a) is domiciled, incorporated or organized under the laws of any State of the United States or the District of Columbia or (b) maintains the major portion of its assets (determined on a consolidated basis) in the United States of America.

         "Material Domestic Subsidiary" means any Domestic Subsidiary of Fruit of the Loom that, together with its Subsidiaries on a consolidated basis, (i) during the twelve months preceding such date of determination accounts for (or to which may be attributed) 5% or more of the sales, earnings or assets (determined on a consolidated basis) of Fruit of the Loom and its Subsidiaries or (ii) is otherwise necessary for the ongoing business operations of Fruit of the Loom and its Subsidiaries taken as a whole.

         SECTION 2.        THE GUARANTY.

         Each Guarantor hereby, jointly and severally, guarantees to each Lender and the Agents the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). The Guarantors shall pay any Obligations that are not paid as and when required of the Borrower under the Credit Documents (including upon the expiration of any applicable grace period set forth therein). Each such sum may be recovered in a separate action as it comes due, or, in the event that the Administrative Agent or the Lenders shall accelerate the maturity of the Obligations in accordance with the Credit Documents, the Guarantors shall promptly pay all sums which become due and payable on such acceleration of maturity. The Lenders shall have the absolute right to seek one or more money judgments for each cause of action based solely upon this Guaranty.

         SECTION 3.        GUARANTY OF PAYMENT; PRIMARY LIABILITY OF GUARANTORS,
                           ETC.

         This Guaranty is a guarantee of payment and not of collection. The obligations of the Guarantors under this Guaranty are direct, unconditional and completely independent of the obligations of the Borrower. The Administrative Agent and the Lenders may exercise any of its or their rights under this Guaranty, including without limitation bringing and prosecuting any action against the Guarantors, without any requirement that the Administrative Agent or the Lenders join the Borrower as a party to the action, or proceed against any security or collateral then held by the Administrative Agent or the Lenders for the Obligations or the obligations of the Guarantors hereunder, or have recourse to the Notes or any of the other Credit Documents, or notify or make demand upon or proceed against or exhaust any other remedy against the Borrower, any other guarantor of the Obligations, or any other person who might have become liable for the Obligations, or to pursue any other remedy or enforce any other right. The Guarantors hereby waive and renounce all benefits of discussion and division.

         The Guarantors further agree that nothing contained herein shall prevent the Administrative Agent or the Lenders from suing on the Credit Agreement, the Notes or any of the other Credit



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Documents or foreclosing any security interest in or lien on any collateral now or hereafter securing the Obligations or the obligations of the Guarantors hereunder or from exercising any other rights available to them under the Credit Agreement, the Notes, any other of the Credit Documents, or any other instrument of security if neither the Borrower nor the Guarantors timely perform the obligations of the Borrower thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of the Guarantors that each Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither a Guarantor's obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower or by reason of the Borrower's bankruptcy or insolvency.

         SECTION 4.        CONTINUING GUARANTY.

         This instrument is a continuing, binding, absolute and unconditional guaranty of payment which shall remain in full force and effect, subject to
Section 25 hereof, until the Obligations are fully paid, performed and discharged and all commitments of the Lenders to the Borrower have been terminated. This Guaranty covers all Obligations whether presently existing and outstanding or arising subsequent to the date hereof including all amounts advanced by the Lenders to the Borrower in stages or installments. Notwithstanding the foregoing, this Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency or bankruptcy of, or as a result of any similar proceeding with respect to, the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of his property, or otherwise, all as though such payments had not been made. The liability assumed under this Guaranty shall not be affected by the Lenders' acceptance of any settlement or composition offered by the Borrower or decreed with respect to the Borrower by any court, either in readjustment, receivership, bankruptcy or otherwise, except only to the extent that such settlement has resulted in actual payment of a part of the Obligations, and then only to that extent.

         SECTION 5.        RELEASE OF COLLATERAL, PARTIES LIABLE, ETC.

         The Guarantors agree that (a) any or all of the security now or hereafter held for the Obligations or Guarantors' obligations hereunder may be exchanged, compromised, or surrendered from time to time; (b) neither the Administrative Agent nor the Lenders shall have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held for the Obligations or the Guarantors' obligations hereunder or the properties subject thereto; (c) the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrower may be granted indulgences generally; (e) any of the provisions of the Credit Agreement, the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party liable for the payment thereof, including without limitation other guarantors, may be granted indulgences or released; and (g) any deposit balance for the credit of the Borrower or any other party liable for the payment of the Obligations, including without limitation other guarantors, or liable upon any security



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therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Obligations, all without notice to or further assent by the Guarantors, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release or other act.

         SECTION 6.        REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lenders to extend credit to the Borrower, and knowing that the Lenders shall rely on the following warranties and representations, each of the Guarantors represents, warrants and covenants to and with the Lenders, in addition to the representations, warranties and covenants incorporated herein in accordance with Section 7 hereof, that:

                  (a) such Guarantor shall benefit, directly or indirectly, from the extension of credit to the Borrower by the Lenders under the Credit Agreement;

                  (b) such Guarantor has received good, valuable and adequate consideration from the Borrower for the execution and delivery to the Lenders of this Guaranty; and

                  (c) such Guarantor acknowledges that the Credit Agreement and the Obligations are separate and distinct from all other obligations of the Borrower to the Lenders and that any accommodation previously or hereafter made by the Lenders with respect to any such other obligations is not an indication that the same or a similar accommodation will be made with respect to the Credit Agreement or the Obligations.

         SECTION 7.        INCORPORATION OF REPRESENTATIONS, WARRANTIES AND
                           COVENANTS.

         Reference is made to the Fruit of the Loom Agreement and the representations and warranties of the Guarantors contained in Section 6 of the Fruit of the Loom Agreement (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants of the Guarantors contained in Sections 7 and 8 of the Fruit of the Loom Agreement (hereinafter referred to as the "Incorporated Covenants").

         Each of the Guarantors agrees with the Lenders that the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Fruit of the Loom Agreement related thereto, including without limitation the defined terms contained in Section 1 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants, hereinafter referred to as the "Additional Incorporated Terms") are hereby incorporated by reference into this Guaranty to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lenders, without giving effect to any waiver, amendment, modification or replacement of the Fruit of the Loom Agreement or any term or provision of the Incorporated Representations and Warranties, the Incorporated Covenants or the Additional Incorporated Terms occurring subsequent to the Closing Date, except to the extent otherwise specifically provided in the following provisions of this paragraph. For purposes of the incorporation of the provisions of the Fruit of the Loom Agreement pursuant to this paragraph, (a) all references in the Fruit of the Loom Agreement to the "Administrative Agent" or to the



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"Agents" shall be deemed to refer to the Administrative Agent or the Agents, as applicable, under the Credit Agreement, (b) all references in the Fruit of the Loom Agreement to the "Lenders" shall be deemed to refer to the Lenders under the Credit Agreement, (c) all references in the Fruit of the Loom Agreement to the "Credit Agreement" shall be deemed to refer to this Guaranty and all references in the Fruit of the Loom Agreement to the "Credit Documents" shall be deemed to refer to the Credit Documents under the Credit Agreement, (d) all references in the Fruit of the Loom Agreement to the "Borrower" or the "Credit Parties" shall be deemed to refer to the Guarantors hereunder, and (e) all references in the Fruit of the Loom Agreement to the "Effective Date" shall be deemed to refer to the Effective Date of the Credit Agreement. In the event a waiver is granted under the Fruit of the Loom Agreement or an amendment or modification is executed with respect to the Fruit of the Loom Agreement, and such waiver, amendment and/or modification affects the Incorporated Representations and Warranties, the Incorporated Covenants or the Additional Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms as incorporated by reference into this Guaranty only if consented to in writing by the Required Lenders. In the event the Fruit of the Loom Agreement is replaced or terminated, then the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms (as amended or modified in accordance with this paragraph) shall continue to be the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms hereunder unless otherwise consented to by the Required Lenders.

         SECTION 8.        WAIVER OF DEFENSES.

         The Guarantors hereby waive any and all defenses to any action or proceeding brought to enforce this Guaranty or any part of this Guaranty, except the single defense that the sum claimed has actually been paid to the Lenders. Without limiting the foregoing in any way, but merely by way of illustration, the Guarantors hereby specifically waive all technical, dilatory or nonmeritorious defenses, and any defense predicated upon:

                  (a) Incapacity, disability or lack of authority on the part of the Borrower or any other person; or

                  (b) Any change or modification or extension or waiver of any term of the Obligations or any Credit Document, or any indulgence or forbearance or delay on the part of the Administrative Agent or the Lenders in the enforcement of any term of the Obligations or any Credit Document, or any other or further dealings or agreements between the Lenders and the Borrower or between the Lenders and any other guarantors or sureties for all or any part of the Obligations; or

                  (c) Any failure to perfect, release of, substitution for, addition to, increase in or impairment of all or any part of any security for the Obligations or the Guarantors' obligations hereunder, whether for valuable consideration or otherwise; or

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                  (d) The fact that there may now or hereafter be other
         guarantors or sureties liable for all or any part of the Obligations, or that solvent persons other than the Borrower or the Guarantors may have undertaken the payment of all or any part of the Obligations, whether in connection with any transfer of any collateral for the Obligations or the Guarantors' obligations hereunder or otherwise; or

                  (e) The full or partial release or discharge of the Borrower or any other present or future guarantors or sureties for all or any part of the Obligations except pursuant to the payment in full of the Obligations; or

                  (f) Any other act or omission by the Administrative Agent or the Lenders or failure by the Administrative Agent or the Lenders to proceed promptly or diligently, or any other matter which might, but for this waiver by the Guarantors, be deemed a legal or equitable release or discharge of a surety or guarantor, regardless of whether such act or omission or failure or other matter varies or increases the risk of the Guarantors or affects or impairs the rights or remedies of the Guarantors.

         SECTION 9.        ADDITIONAL WAIVERS.

         Neither the Administrative Agent nor the Lenders shall be required to notify the Guarantors of (a) the Lenders' acceptance of this Guaranty, (b) any disbursements of funds by or on behalf of the Lenders, or (c) any modification of any other document executed by the Borrower or any other guarantor or surety in connection with the Obligations. The Administrative Agent agrees to give prompt notice to Fruit of the Loom, on behalf of the Guarantors, after it has actual knowledge of a default by the Borrower under the Obligations; provided that failure to give such notice shall not in any respect invalidate this Guaranty or the obligations of the Guarantors hereunder. The Guarantors hereby waive presentment for payment, demand, protest, notice of protest or dishonor, notice of default, and any other notice or demand whatsoever before the Administrative Agent or the Lenders commence to enforce their rights under this Guaranty, whether by judicial proceedings or in any other manner. Neither the Administrative Agent nor the Lenders shall have any obligation whatsoever to disclose to the Guarantors any information the Lenders may now possess or hereafter obtain about the Borrower, regardless of whether (i) the Administrative Agent or the Lenders have reason to believe that such information materially increases the risk of the Guarantors beyond that which the Guarantors intend to assume hereunder, or (ii) the Administrative Agent or the Lenders have reason to believe that such information is unknown to the Guarantors, or (iii) the Administrative Agent or the Lenders have a reasonable opportunity to communicate such information to the Guarantors. The Guarantors understand and agree that the Guarantors are fully responsible for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing on the risk of failure of the Borrower to repay the Obligations.

         SECTION 10.       LIMITATIONS ON RIGHTS OF GUARANTORS.

         Until the Obligations shall have actually been paid in full, the Guarantors hereby (a) agree not to seek reimbursement or repayment from the Borrower or the liquidation of any security for



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the Obligations by reason of having paid monies pursuant to this Guaranty, (b)
waive any right to enforce any remedy as a subrogee of the Lenders or their successors and assigns or to participate in the Obligations or in any security for the Obligations, (c) agree not to seek or accept repayment or reimbursement from the Borrower of any sums advanced, contributed or loaned to the Borrower by the Guarantors, all of which are hereby subordinated and postponed to the full repayment of the Obligations, and (d) agree not to seek or accept any distributions or other transfers of assets from the Borrower.

         SECTION 11.       RIGHTS OF CONTRIBUTION.

         The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors and against the Borrower as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Guarantors hereunder and the Obligations of the Borrower and no Guarantor shall exercise such rights of contribution until all Obligations (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) have been paid in full and the Commitments terminated.

         SECTION 12.       BENEFIT OF GUARANTY.

         The rights and authority granted to the Lenders in this Guaranty shall inure to the benefit of their successors and assigns, and the agreements by the Guarantors contained in this Guaranty shall bind the Guarantors and the Guarantors' successors and assigns, jointly and severally.

         SECTION 13.       ASSIGNMENT.

         Any Lender may assign its interests under this Guaranty in accordance with Section 9.3 of the Credit Agreement and without the prior consent of the Guarantors.

         No Guarantor may assign any of its obligations under this Guaranty without the prior written consent of the Required Lenders.

         SECTION 14.       ADDITIONAL GUARANTORS.

         At the time any Person becomes a Material Domestic Subsidiary of Fruit of the Loom or the Parent, Fruit of the Loom shall so notify the Administrative Agent and promptly thereafter (but in any event within 30 days after the date thereof) shall (a) cause such Person to execute either a joinder agreement satisfactory to the Administrative Agent with respect to this Guaranty or a separate guaranty agreement in favor of the Lenders in substantially the same form as this present Guaranty and (b) deliver, or cause such Person to deliver, such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the joinder or guaranty agreement referred to above).

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         SECTION 15.       TIME IS OF THE ESSENCE.

         Time shall be of the essence with respect to all of the provisions of this Guaranty.

         SECTION 16.       LIMITATIONS ON GUARANTY.

         Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, federal or foreign law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether state, federal or foreign). Nothing contained in this Guaranty shall be construed as obligating the Guarantors in any way to be responsible for interest in excess of the maximum rate permitted by applicable law.

         SECTION 17.       REMEDIES.

         The Guarantors agree that, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Article VII of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VII) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreement and the other Collateral Documents and that the Administrative Agent and the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

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         SECTION 18.       NOTICES.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth below, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the Guarantors:

                  c/o Fruit of the Loom, Inc.
                  233 South Wacker Drive
                  Suite 5000, Sears Tower
                  Chicago, IL  60606
                  Attention: Brian Hanigan
                  Telephone:        (312) 993-1708
                  Fax:              (312) 993-1888

and to all other parties hereto in accordance with Section 9.1 of the Credit Agreement.

         SECTION 19.       ATTORNEY'S FEES AND COSTS OF COLLECTION.

         The Guarantors agree to pay any expenses incurred by the Administrative Agent or the Lenders in the collection or enforcement of this Guaranty, including reasonable documented costs and attorney's fees (including those incurred for appellate or administrative or bankruptcy proceedings) in the event that the Administrative Agent or the Lenders shall be obliged to resort to the courts or require the services of an attorney to collect under this Guaranty.

         SECTION 20.       GOVERNING LAW; VENUE.

                   (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it in care of Katten, Muchin & Zavis, Attn: Susan Schneider, Esq., whose present address is 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661, whom each Guarantor hereby appoints as such Guarantor's agent for service of process, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Lenders to serve process in any other manner


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         permitted by law or to commence legal proceedings or to otherwise proceed against any Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in subsection (a) and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 21.       WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 22.       COUNTERPARTS/TELECOPY.

         This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.

         SECTION 23.       HEADINGS.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

         SECTION 24.       SEVERABILITY.

         If any provision of any of this Guaranty is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         SECTION 25.       EXPIRATION.

         Notwithstanding anything to the contrary contained herein, this Guaranty shall expire on September 24, 2000 unless the Borrower, by written notice to the Guarantors at least ten Business Days prior to such expiration date, extends this Guaranty for up to six additional months; provided that this Guaranty shall remain in effect as to any claims for payment hereunder made by the Administrative Agent or the Lenders on or prior to such expiration date, it being understood that a claim for payment hereunder shall be deemed to have been made by the Administrative Agent and the Lenders on such expiration date in the amount of the Obligations



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outstanding on such expiration date (after giving effect to any payments received by the Administrative Agent from the Borrower on such expiration date).


                            (signature pages follow)




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         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered as of the date first above written.



                                    FRUIT OF THE LOOM, INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Name:  Brian J. Hanigan
                                    Title:  Vice President and Treasurer


                                    FRUIT OF THE LOOM, LTD.,
                                    a Cayman Islands company

                                    UNION UNDERWEAR COMPANY, INC.,
                                    a New York corporation

                                    ALICEVILLE COTTON MILL, INC.,
                                    an Alabama corporation

                                    THE B.V.D. LICENSING CORPORATION,
                                    a Delaware corporation

                                    FAYETTE COTTON MILL, INC.,
                                    an Alabama corporation

                                    FOL CARIBBEAN CORPORATION,
                                    a Delaware corporation

                                    FRUIT OF THE LOOM ARKANSAS, INC.,
                                    an Arkansas corporation

                                    FRUIT OF THE LOOM CARIBBEAN, INC.,
                                    a Delaware corporation

                                    FRUIT OF THE LOOM, INC.,
                                    a New York corporation

                                    FRUIT OF THE LOOM TEXAS, INC.,
                                    a Texas corporation



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

                                    FTL SALES COMPANY, INC.,
                                    a New York corporation

                                    GITANO FASHIONS LIMITED,
                                    a Delaware corporation

                                    GREENVILLE MANUFACTURING, INC.,
                                    a Mississippi corporation

                                    JET SEW TECHNOLOGIES, INC.,
                                    a New York corporation

                                    MARTIN MILLS, INC.,
                                    a Louisiana corporation

                                    PRO PLAYER, INC.,
                                    a New York corporation

                                    RABUN APPAREL, INC.,
                                    a Georgia corporation

                                    RUSSELL HOSIERY MILLS, INC.,
                                    a North Carolina corporation

                                    SALEM SPORTSWEAR CORPORATION,
                                    a Delaware corporation

                                    SHERMAN WAREHOUSE CORPORATION,
                                    a Mississippi corporation

                                    UNION SALES, INC.,
                                    a Delaware corporation

                                    UNION YARN MILLS, INC.,
                                    an Alabama corporation

                                    WHITMIRE MANUFACTURING, INC.,
                                    a South Carolina corporation

                                    WINFIELD COTTON MILL, INC.,
                                    an Alabama corporation

                                    FTL REGIONAL SALES COMPANY, INC.,
                                    a Delaware corporation



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

                                  LEESBURG YARN MILLS, INC.,
                                  an Alabama corporation

                                  SALEM SPORTSWEAR, INC.,
                                  a New Hampshire corporation

                                  FRUIT OF THE LOOM TRADING COMPANY,
                                  a Delaware corporation

                                  DEKALB KNITTING CORPORATION,
                                  an Alabama corporation


                                  By:
                                     -------------------------------------------
                                  Name:  Brian J. Hanigan
                                  Title: Vice President and a Financial Officer
                                         of each of the foregoing entities





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